UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2005

ROANOKE ELECTRIC STEEL CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	0-2389	54-0585263
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

102 Westside Boulevard, NW Roanoke, Virginia	24017
(Address of principal executive offices)	(Zip Code)

(540) 342-1831

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-12(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 21, 2005, the Board of Directors amended and restated the Bylaws (the “Amended and Restated Bylaws”) of Roanoke Electric Steel Corporation (the “Company”). The amendment rewrites and replaces the provisions of Article III dealing with directors. The amendments to Article III of the Amended and Restated Bylaws are as follows:

•	Section 1, titled “General Powers,” was added and prescribes that the affairs of the Company will be managed by the Board of Directors. This text, in a slightly different form, was included in the Bylaws as previously in effect (the “Prior Bylaws”) in the section titled “Number and Term”.

•	Section 2, titled “Number and Term” was included in the Prior Bylaws as Section 1, titled “Number and Term”. This renumbered section amends the existing provision to provide that the Board of Directors can fix the number of directors within the range established by the Articles of Incorporation either through an amendment to the Amended and Restated Bylaws or by a resolution adopted by the Board of Directors. The Prior Bylaws fixed the number of directors within the range established by the Articles of Incorporation and, as of the adoption of the Amended and Restated Bylaws, the number was fixed at nine pursuant to an amendment adopted in July, 2004.

•	Section 3, titled “Vacancies and Removal” was included in the Prior Bylaws as Section 2, titled “Vacancies”. As to vacancies, this renumbered section adds provisions providing that vacancies scheduled to occur at a later date because of a resignation can be filled before occurrence of the vacancy, and amended an existing provision to provide that vacancies may be filled by stockholders, the Board of Directors, or a majority of the remaining directors though less than a quorum. The Prior Bylaws provided that vacancies could be filed by a majority of the directors in office, whether or not a quorum. As to removal, this renumbered section amends the existing provision to provide that directors may be removed with or without cause. The comparable provision in the Prior Bylaws provided that a director could be removed only for cause. The amendment was necessary since the provision in the Prior Bylaws, which was added in 1996, had not been approved by stockholders. The renumbered section also adds a provision providing that if a director was elected by a voting group then only the stockholders of that group could remove the director.

•	Section 4, titled “Annual and Regular Meetings” was included in the Prior Bylaws as Section 3, titled “Annual Meeting”. This renumbered section adds provisions providing that (i) the purpose of the annual meeting is to elect officers and carry on such other business as may come before the meeting, (ii) the Board may adopt a schedule of additional meetings which will be considered regular meetings, and (iii) regular meetings can be held within or without Virginia and will be held at the principal office of the Company if no location is designated.

•	Section 5, titled “Special Meetings”, was included in the Prior Bylaws as Section 4, titled “Special Meetings”. This renumbered section adds a provision to provide that special meetings can be held within or without Virginia and will be held at the principal office of the Company if no location is designated.

•	Section 6, titled “Notice of Meetings”, was included in the Prior Bylaws as Section 5, titled “Time, Place and Notice of Meetings”. The renumbered section amends the existing provisions to provide that (i) no notice need be given of regular meetings of the Board of Directors, and that special meetings of the Board of Directors can be held on 24 hours notice, and (ii) that notice may be given by mail, messenger, electronic transmission, other means of written communication, or by telephone. The comparable provision in the Prior Bylaws provided that any notice of meeting was to be mailed to directors at least ten (10) days notice prior to the date of the meeting.

•	Section 7, titled “Waiver of Notice; Attendance at Meeting”, was added and provides when and how a director may waive notice of a meeting, and specifies that a director’s attendance at, or participation in, a meeting waives notice of the meeting unless the director at the beginning of the meeting or upon arrival at the meeting objects to the holding of the meeting and does not thereafter vote for or assent to action taken at the meeting.

•	Section 8, titled “Quorum; Manner of Acting”, was included in the Prior Bylaws as Section 6, titled “Quorum”. The renumbered section amends the existing provision to provide that a majority of the directors fixed by or in accordance with the Bylaws constitutes a quorum. The comparable provision of the Prior Bylaws provided that a majority of directors in office constituted a quorum. The renumbered section also adds provisions providing that (i) at any meeting where a quorum is present, the affirmative vote of a majority of directors is the act of the Board of Directors, and (ii) a director who is present at any meeting when corporate action is taken is deemed to have assented to the action taken unless the director (A) at the beginning of the meeting or upon arrival at the meeting objects to the holding of the meeting, or (B) votes against r abstains from the action taken.

•	Section 9, titled “Action Without a Meeting”, was added and provides that any action required or permitted to be taken at a meeting of the Board of Directors may be taken without a meeting if the action is taken by all of the members of the Board. The action must be evidenced by one or more written consents stating the action taken, signed by each director either before or after the action is taken, and included in the minutes or filed with the corporate records indicating the action taken. Action taken without a meeting is effective when the last director signs the consent unless the consent specifies a different effective dated, in which event the action taken is effective as of the date specified provided the consent states the date of execution by the director.

•	Section 10, titled “Telephonic Meetings”, was added and provides that the Board of Directors may permit any or all directors to participate in a meeting by telephone or other means of electronic voice transmission that permits all directors participating to hear simultaneously each other during the meeting.

•	Section 12, titled “Executive Committee and Other Committees”, was included in the Prior Bylaws as Section 9, “Executive Committee and Other Committees”. The renumbered section amends the existing provision to provide that the creation and appointment of members of a committee shall be approved by the greater of a majority of all directors in office when the action is taken, or the number of directors required by the Articles of Incorporation or Bylaws to take action. The Prior Bylaws provided that the creation and appointment of an executive committee must be approved by a majority of directors in office and that the creation and appointment of other committees must be approved by a majority of directors present at a meeting at which a quorum was present. The renumbered section also specifies that a committee may not (i) approve or recommend to stockholders action that by law must be approved by stockholders, (ii) fill vacancies on the Board of Directors, (iii) amend the Articles of Incorporation, (iv) adopt, amend, or repeal the Bylaws, (v) approve a plan of merger not requiring stockholder approval, (vi) authorize or approve a distribution to stockholders, or (vii) authorize or approve the issuance or sale of shares or determine the designation and relative rights, preferences and limitations of a class of shares. The Prior Bylaws prohibited the executive committee from (u) approving an amendment of the Articles of Incorporation, (x) approving a plan of merger or consolidation in which the Company would be acquired, (y) the sale, lease or exchange, or mortgage of substantially all of the property of the Company other than in the ordinary course of business, or (z) the voluntary dissolution of the Company. The renumbered section also adds provisions specifying that the provisions of the Bylaws governing meetings, action without meetings, notice, waiver of notice, and quorum and voting requirements of the Board of Directors will apply to committees; provided, however, that with respect to notice, only 12 hours advance notice must be given.

•	Section 7, titled “Election and Salaries of Officers” in the Prior Bylaws was deleted and is not included in the Amended and Restated Bylaws.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

The following are furnished as Exhibits to this Report:

Exhibit No.	Description of Exhibit
3(ii).1	Amended and Restated Bylaws of the Company (FILED HEREWITH)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROANOKE ELECTRIC STEEL CORPORATION

By:	/s/ T. Joe Crawford
T. Joe Crawford
President and Chief Operating Officer

Dated: June 27, 2005

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
3(ii).1	Amended and Restated Bylaws of the Company (FILED HEREWITH)